EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT

I, Larry W. Sayre, Vice President-Finance and Chief Financial Officer of Collins Industries, Inc., certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 10, 2004

By
/s/ Larry W. Sayre
Larry W. Sayre, Vice President of Finance
and Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Collins Industries, Inc. and will be retained by Collins Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]

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